EXHIBIT 99.1
FORM OF LETTER OF TRANSMITTAL
The Goodyear Tire & Rubber Company
OFFER TO EXCHANGE
11% SENIOR SECURED NOTES DUE 2011 THAT HAVE BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933 FOR ANY AND ALL
OUTSTANDING UNREGISTERED 11% SENIOR SECURED NOTES DUE 2011
SENIOR SECURED FLOATING RATE NOTES DUE 2011 THAT HAVE BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933 FOR ANY AND
ALL OUTSTANDING UNREGISTERED SENIOR SECURED FLOATING
RATE NOTES DUE 2011
Pursuant to the Prospectus
Dated November 16, 2005
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 21, 2005, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION OF THE EXCHANGE OFFER.
The Exchange Agent for the Exchange Offer is:
WELLS FARGO BANK, N.A.

By Hand or Overnight Delivery: Wells Fargo Bank, N.A. Attn: Corporate Trust Operations Sixth and Marquette MAC N9303-121 Minneapolis, MN 55479	By Registered or Certified Mail: Wells Fargo Bank, N.A. Attn: Corporate Trust Operations Sixth and Marquette MAC N9303-121 Minneapolis, MN 55479	Facsimile Transmissions: (612) 667-6282 Attn: Corporate Trust Operations To Confirm by Telephone or for Information: (800) 344-5128
     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
     Capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus (as defined below).
     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.
     This Letter of Transmittal is to be completed either if (i) certificates are to be forwarded herewith or (ii) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer — Procedures for Tendering Original Notes” in the Prospectus and an Agent’s Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Original Notes into the Exchange Agent’s account at The Depository Trust Company (“DTC”), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration of the Exchange Offer. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “book-entry confirmation” means a confirmation of a book-entry transfer of Original Notes into the Exchange Agent’s account at DTC. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that The Goodyear Tire & Rubber Company, an Ohio corporation (the “Issuer”), may enforce this Letter of Transmittal against such participant.
     Holders of Original Notes (the “Holders”) whose certificates (the “Certificates”) for such Original Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the expiration of the Exchange Offer or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” in the Prospectus.
     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF ORIGINAL NOTES

Aggregate
			Principal	Principal
Name(s) and Address(es) of Holder(s)	Tranche of	Certificate	Amount	Amount
(Please Fill in, if Blank)	Original Notes	Number(s)*	Represented	Tendered**

11% Senior Secured Notes due 2011

Senior Secured Floating Rate Notes due 2011

Total Principal Amount of Original Notes

* Need not be completed by Holders tendering by book-entry transfer.
** Original Notes may be tendered in whole or in part in multiples of $1,000. All Original Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

METHOD OF DELIVERY

☐	CHECK HERE IF CERTIFICATES FOR TENDERED ORIGINAL NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT PURSUANT TO INSTRUCTION 1 BELOW AND COMPLETE THE FOLLOWING:
Name of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If Delivered by Book-Entry Transfer (yes or no):

Account Number:	Transaction Code Number:

FOR PARTICIPATING BROKER-DEALERS ONLY

☐	CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW IF YOU ARE A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND, DURING THE 180-DAY PERIOD FOLLOWING THE CONSUMMATION OF THE EXCHANGE OFFER, 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE ISSUER TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE ISSUER OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE NOTES. IF NO PARTICIPATING BROKER-DEALERS CHECK THIS BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED THIS BOX SUBSEQUENTLY NOTIFY THE ISSUER OR THE EXCHANGE AGENT THAT ALL THEIR EXCHANGE NOTES HAVE BEEN SOLD, THE ISSUER WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY NOTICES TO ANY HOLDERS TO SUSPEND OR RESUME USE OF THE PROSPECTUS.
PROVIDE THE NAME OF THE INDIVIDUAL WHO SHOULD RECEIVE, ON BEHALF OF THE HOLDER, ADDITIONAL COPIES OF THE PROSPECTUS, AND AMENDMENTS AND SUPPLEMENTS THERETO, AND ANY NOTICES TO SUSPEND AND RESUME USE OF THE PROSPECTUS:
Name:

Address:

Telephone No.:

Facsimile No.:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      The undersigned hereby tenders to The Goodyear Tire & Rubber Company, an Ohio corporation (the “Issuer”), the above described principal amount of the Issuer’s 11% Senior Secured Notes due 2011 and Senior Secured Floating Rate Notes due 2011 (collectively, the “Original Notes”) in exchange for an equivalent amount of the Issuer’s 11% Senior Secured Notes due 2011 and Senior Secured Floating Rate Notes due 2011 (collectively, the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms and subject to the conditions set forth in the Prospectus dated November 16, 2005 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”).
      Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Issuer in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Notes to the Issuer, or transfer ownership of such shares on the account books maintained at DTC, together, in either such case with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Original Notes, (ii) present Certificates for such Original Notes for transfer, and to transfer the Original Notes on the books of the Issuer, and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and that when the same are accepted for exchange, the Issuer will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Original Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.
      The name(s) and address(es) of the registered holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Notes (or, in the case of Original Notes tendered by book-entry transfer, as they appear on the account books maintained at DTC). The Certificate number(s) (if Certificates for Original Notes are being tendered) and the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.
      If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Notes than are tendered or accepted for exchange, Certificates for such non-exchanged or non-tendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.
      The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in “The Exchange Offer — Procedures for Tendering Original Notes” in the Prospectus and in the instructions attached hereto will, upon the Issuer’s acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Original Notes tendered hereby.
      Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please deliver Exchange Notes to the undersigned at the address shown below the undersigned’s signature.
      By tendering Original Notes and executing this Letter of Transmittal or effecting delivery of an Agent’s Message in lieu thereof, the undersigned hereby represents and agrees that (i) any Exchange Notes that the undersigned receives will be acquired in the ordinary course of business, (ii) the undersigned has no arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes, (iii) if the undersigned is not a broker dealer, that it is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of the Exchange Notes, (iv) if the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, that it will deliver a Prospectus, as required by law, in connection with any resale of those Exchange Notes (see “Plan of Distribution” in the Prospectus), and (v) the undersigned is not an “affiliate,” as defined in Rule 405 of the Securities Act, of the Issuer or, if the undersigned is an affiliate, it will comply with any applicable registration and Prospectus delivery requirements of the Securities Act. The Issuer may require the undersigned, as a condition to the undersigned’s eligibility to participate in the Exchange Offer, to furnish to the Issuer (or an agent thereof) in writing information as to the number of “beneficial owners” within the meaning of Rule 13d-3 under the Exchange Act on behalf of whom the undersigned holds the Original Notes to be exchanged in the Exchange Offer. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes during the period required by the Prospectus; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
      The Issuer has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Original Notes, where such Original Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days following the consummation of the Exchange Offer (subject to extension under certain limited circumstances described in the Registration Rights Agreement) or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Original Notes for its own account as a result of market-making or other trading activities (a “Participating Broker-Dealer”), by tendering such Original Notes and executing this Letter of Transmittal or effecting delivery of an Agent’s Message in lieu thereof, agrees that, upon receipt of notice from the Issuer of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Issuer has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Issuer gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Issuer has given notice that the sale of Exchange Notes may be resumed, as the case may be.

      As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify the Issuer, or cause the Issuer to be notified, on or prior to the expiration of the Exchange Offer, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under “The Exchange Offer — Exchange Agent.”
      The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.
      The undersigned, by completing the box entitled “Description of Original Notes” above and signing this letter, will be deemed to have tendered the Original Notes as set forth in such box.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL HOLDERS OF ORIGINAL NOTES REGARDLESS OF
WHETHER ORIGINAL NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)
This Letter of Transmittal must be signed by the registered holder(s) of Original Notes exactly as their name(s) appear(s) on Certificate(s) for Original Notes hereby tendered or on a security position listing or by person(s) authorized to become registered holder(s) (evidence of such authorization must be transmitted herewith). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide the following information and see Instruction 2 below.
If the signature appearing below is not of the record holder(s) of the Original Notes, then the record holder(s) must sign a valid bond power.
X

X

(Signature(s) of Registered Holder(s) or Authorized Signatory)
Date:

Name:

Capacity:

Address:

(Including Zip Code)
Area Code and Telephone No.:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

☐	CHECK HERE IF YOU ARE A BROKER DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name:

Address:

SIGNATURE GUARANTEE (SEE INSTRUCTION 2 BELOW)

(Authorized Signature)

(Printed Name)

(Title)

(Name of Firm)

(Address (Including Zip Code) and Telephone Number (Including Area Code) of Firm)
Date:

SPECIAL ISSUANCE INSTRUCTIONS
      To be completed ONLY if Exchange Notes or Original Notes not tendered are to be issued in the name of someone other than the registered holder of the Original Notes whose name(s) appear(s) above.

Issue	☐ Original Notes to:

☐	Exchange Notes to: (check as applicable)
Name:

(Please Print)
Address:

(Including Zip Code)

(Tax Identification or Social Security Number)
(Complete Substitute Form W-9 Herein)
SPECIAL ISSUANCE INSTRUCTIONS
      To be completed ONLY if Exchange Notes or Original Notes not tendered are to be sent to someone other than the registered holder of the Original Notes whose name(s) appear(s) above, or such registered holder at an address other than that shown above.

Send	☐ Original Notes to:

☐	Exchange Notes to:
(check as applicable)
Name:

(Please Print)
Address:

(Including Zip Code)

(Tax Identification or Social Security Number)
(Complete Substitute Form W-9 Herein)

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
      1.     Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering Original Notes” in the Prospectus and an Agent’s Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration of the Exchange Offer. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu thereof. Original Notes may be tendered in whole or in part in integral multiples of $1,000.
      Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the expiration of the Exchange Offer or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” in the Prospectus. Pursuant to such procedures (i) such tender must be made by or through an Eligible Institution (as defined below), (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuer, must be received by the Exchange Agent on or prior to the expiration of the Exchange Offer, and (iii) the Certificates (or a book-entry confirmation) representing all tendered Original Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in “The Exchange Offer — Guaranteed Delivery Procedures” in the Prospectus.
      The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the expiration of the Exchange Offer. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank, (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association.
      THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
      The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.
      2.     Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

•	this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Notes (the “Holder”)) of Original Notes tendered herewith, unless such Holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

•	such Original Notes are tendered for the account of a firm that is an Eligible Institution.

      In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.
      3.     Inadequate Space. If the space provided in the box captioned “Description of Original Notes” is inadequate, the Certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.
      4.     Partial Tenders and Withdrawal Rights. Tenders of Original Notes will be accepted only in integral multiples of $1,000. If less than all the Original Notes evidenced by any Certificates submitted are to be tendered, fill in the principal amount of Original Notes that is to be tendered in the box entitled “Principal Amount of Original Notes Tendered.” In such case, new Certificate(s) for the remainder of the Original Notes that was evidenced by your old Certificate(s) will only be sent to the Holder of the Original Notes, promptly after the expiration of the Exchange Offer. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.
      Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to the expiration of the Exchange Offer. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the expiration of the Exchange Offer. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, the aggregate principal amount of Original Notes to be withdrawn, and (if Certificates for Original Notes have been tendered) the name of the registered Holder of the Original Notes as set forth on the Certificate for the Original Notes, if different from that of the person who tendered such Original Notes. If Certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Original Notes, the tendering Holder must submit the serial numbers shown on the particular Certificates for the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Notes tendered for the account of an Eligible Institution. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer — Procedures for Tendering Original Notes,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the expiration of the Exchange Offer by following any of the procedures described in the Prospectus under “The Exchange Offer — Procedures for Tendering Original Notes.”
      All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuer, in its sole discretion, whose determination shall be final and binding on all parties. The Issuer, any affiliates or assigns of the Issuer, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes which have been tendered but which are withdrawn will be returned to the Holder thereof without cost to such Holder promptly after withdrawal.
      5.     Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.
      If any Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
      If any tendered Original Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.
      If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, must submit proper evidence satisfactory to the Issuer, in its sole discretion, of each such person’s authority to so act.

      When this Letter of Transmittal is signed by the registered owner(s) of the Original Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) is required unless Exchange Notes are to be issued in the name of a person other than the registered Holder(s). Signatures on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.
      If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Issuer or the Trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.
      6.     Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.
      7.     Irregularities. The Issuer will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Issuer reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Issuer, be unlawful. The Issuer also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer — Conditions to the Exchange Offer” or any conditions or irregularities in any tender of Original Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other holders. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Issuer, any affiliates or assigns of the Issuer, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.
      8.     Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.
      9.     Taxpayer Identification Number and Backup Withholding. Under U.S. federal income tax law, a Holder whose tendered Original Notes are accepted for exchange is required to (i) provide the Exchange Agent with such Holder’s (or such Holder’s assignee’s) correct taxpayer identification number (“TIN”) on Substitute Form W-9 or (ii) establish another basis for exemption from backup withholding. For this purpose, a Holder’s assignee is also referred to as a “Holder.” A tendering Holder must cross out item (2) in the certification box on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder to a $50 penalty imposed by the Internal Revenue Service and a federal income tax backup withholding (currently 28%) on any payment made on account of the Exchange Offer or the Exchange Notes (including interest). More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.
      To prevent backup withholding, each Holder must provide the Exchange Agent with such Holder’s correct TIN by completing the Substitute Form W-9 accompanying this Letter of Transmittal certifying, under penalty of perjury, that such TIN is correct, such Holder is not currently subject to backup withholding and such payee is a United States person.
      The box in Part 1 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 1 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 1 is checked and the Certificate of Awaiting Taxpayer

Identification Number is completed, the Issuer or the Exchange Agent will withhold a percentage (currently 28%) of all payments made prior to the time a properly certified TIN is provided to the Issuer or the Exchange Agent.
      The Holder is required to give the Exchange Agent the TIN of the registered owner of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes. If the Original Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.
      Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and check the box marked “exempt” in Part 2, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder’s exempt status. Please consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which holders are exempt from backup withholding.
      Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.
      If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the Internal Revenue Service.
      HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE WHETHER THEY ARE EXEMPT FROM BACKUP WITHHOLDING.
      10.     Waiver of Conditions. The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.
      11.     No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Notes for exchange. Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.
      12.     Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Original Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.
      13.     Security Transfer Taxes. Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

SUBSTITUTE FORM W-9
REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
PAYOR’S NAME: WELLS FARGO BANK, N.A.
Payee Information
(Please print or type)
Individual or business name (if joint account list first and circle the name of person or entity whose number you furnish in Part 1 below):

Check appropriate box:	☐	Individual/Sole proprietor
	☐	Corporation
	☐	Partnership
	☐	Other

Address (Number, Streets and Apt. or Suite No.)

City, State, and Zip Code

PART 1:	TAXPAYER IDENTIFICATION NUMBER (“TIN”)
Enter your TIN below. For individuals, this is your social security number. For other entities, it is your employer identification number. Refer to the chart on page 1 of the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for further clarification. If you do not have a TIN, see instructions on how to obtain a TIN on page 2 of the Guidelines, check the appropriate box below indicating that you have applied for a TIN and, in addition to the Part 3 Certification, sign the attached Certification of Awaiting Taxpayer Identification Number.
Social Security Number:

 -

 -

Employer Identification number:

 -

☐	Applied For

PART 2:	PAYEES EXEMPT FROM BACKUP WITHHOLDING
Check box (See page 2 of the Guidelines for further clarification. Even if you are exempt from backup withholding, you should still complete and sign the certification below):

☐	Exempt

PART 3: CERTIFICATION
Certification instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and

2.	I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

3.	I am a U.S. person (including a U.S. resident alien).

Signature

Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED
THE BOX “APPLIED FOR” IN PART 1 OF SUBSTITUTE FORM W-9

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify, under penalties of perjury, that a TIN has not been issued to me, and either (i) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN to the payor, the payor is required to withhold and remit to the Internal Revenue Service a percentage (currently 28%) of all reportable payments made to me until I furnish the payor with a TIN.

Signature

Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE (WHICH IS CURRENTLY 28%) ON ANY REPORTABLE PAYMENTS MADE TO YOU.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
      Guidelines for Determining the Proper Identification Number to Give the Payer. — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account: Give the name and SOCIAL SECURITY number of —

1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor- trustee(1)
	(b) So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
7.	Corporate or LLC electing corporate status on Form 8832	The corporation
8.	Religious, charitable, or educational organization account	The organization
9.	Partnership or multi- member LLC	The partnership
10.	Association, club, or other tax-exempt organization	The organization
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the second line. You may use your Social Security Number or Employer Identification Number. If you are a sole proprietor, the IRS encourages you to use your Social Security Number.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.
Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or an individual retirement plan or a custodial account under Section 403(b)(7).

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

   Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

   Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to an individual.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
   Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.
   Privacy Act Notice — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information with Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty For Falsifying Information — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE.